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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  June 1, 1998



                         Industrial Imaging Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                    0-15520                      05-0396504
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


847 Rogers Street, Lowell, Massachusetts                       01852
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (978) 937-5400

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                                 Not Applicable
          (Former name or former address, if changed since last report)


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                                TABLE OF CONTENTS

                                    FORM 8-K

                                  June 29, 1998


ITEM                                                                Page

Item 4.  Changes in Registrant's Certifying Accountant                1

Signatures                                                            2





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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 1, 1998, the Registrant engaged BDO Seidman, LLP ("BDO") as its new independent auditors for the Registrant's fiscal year ending March 31, 1998. During the Fiscal 1995, Six Months 1996, Fiscal 1997 and the subsequent interim periods, the Registrant did not consult with BDO on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) the subject matter of a disagreement or event set forth in Item 304(a)(1)(iv) of Regulation S-B.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Industrial Imaging Corporation
                                       (Registrant)



Date: June 29, 1998                    By: /s/ Juan J. Amodei, Ph.D.
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                                           Juan J. Amodei, Ph.D.
                                           President and Chief Executive Officer





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